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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 15, 1996
                                                  -----------------------------

                            PENN TREATY AMERICAN CORPORATION
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                  0-15972                    23-1664166
- --------------------------------------------------------------------------------
(State or Other Juris-           (Commission File                (IRS Employer
diction of Incorporation)          Number)                       Identification
No.)


               3440 Lehigh Street
               Allentown, Pennsylvania                         05402
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               (Address of Principal                          (Zip Code)
               Executive Offices)




                                   (609) 965-2222
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              (Registrant's Telephone Number, Including Area Code)



                                    Not Applicable
- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     On March 15, 1996, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger (the "Merger") of a wholly owned subsidiary of the Registrant ("Acquisition Sub"), with and into Health Insurance of Vermont, Inc., a Vermont corporation ("HIVT"). On May 10, 1996, the Registrant and HIVT entered into Amendment No. 1 to the Merger Agreement. Pursuant to the Merger Agreement, as amended, HIVT will become a wholly owned subsidiary of the Registrant and each outstanding share of HIVT common stock will be converted into $4.00 of cash and $16.00 of the Registrant's common stock. The companies have certain rights to terminate the Merger Agreement or renegotiate the terms of the Merger under certain circumstances if the price per share of the Registrant's common stock is above $20 or below $15, as determined pursuant to the Merger Agreement. The shares of the Registrant's common stock to be issued to the HIVT stockholders will be registered on a Registration Statement on Form S-4 filed under the Securities Act of 1933, as amended. The consummation of the Merger is subject to approval by HIVT's stockholders, receipt of all necessary regulatory approvals, satisfactory confirmation that the Merger will be treated as a tax-free reorganization and other customary conditions. The Merger Agreement may be terminated by the parties if the Merger is not consummated by August 31, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     2.1 Agreement and Plan of Merger dated as of March 15, 1996 between Penn Treaty American Corporation and Health Insurance of Vermont, Inc. (filed with the Registrant's Current Report on Form 8-K, dated March 25, 1996).

     2.2 Amendment No. 1 to Agreement and Plan of Merger between Penn Treaty American Corporation and Health Insurance of Vermont, Inc.


                                        2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to its current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENN TREATY AMERICAN CORPORATION
                                                (Registrant)


                                           /s/ A.J. Carden
                                        --------------------------------------
Date:  May 10, 1996                     By:  A.J. Carden
                                        Title: Executive Vice President